Earnings Call Presentation 3rd Quarter 2018 October 30, 2018 Exhibit 99.2

Our disclosures in this presentation, including without limitation, those relating to future financial results market conditions and guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Forms 10-K and 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrongceilings.com. The guidance in this presentation is only effective as of the date given, October 30, 2018 and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Safe Harbor Statement

All dollar figures throughout the presentation are in $ millions (except earnings per share) unless otherwise noted. Figures may not add due to rounding. When reporting our financial results within this presentation, we make several adjustments. Management uses the non-GAAP measures in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. Basis of Presentation Explanation Results throughout this presentation are presented on a continuing operations basis with the exception of cash flow. With the pending sale of our EMEA and Pacific Rim businesses, we no longer adjust our sales for movements in foreign exchange rates as we expect these to have minimal impact on revenue. We remove the impact of certain discrete expenses and income. Examples include plant closures, restructuring actions, environmental site expenses and related insurance recoveries, and other large unusual items. We also adjust for our U.S. pension plan (credit) expense(1). Taxes for adjusted net income and adjusted diluted EPS are calculated using a constant 25% rate. Segment SG&A cost structures reflect updated cost allocation methodology. U.S. pension (credit) expense represents the actuarial net periodic benefit cost expected to be recorded as a component of earnings from continuing operations. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation, nor do we expect to make cash contributions to the plan in 2018.

Consolidated Company Key Metrics - Third Quarter 2018 (1) As reported EPS: $1.23 in 2018 and $0.69 in 2017 2018 2017 Variance Net Sales $260.5 $233.9 0.11372381359555361 Adj. EBITDA $100.3 64 $90.832999999999998 0.10422423568526851 % of Sales 0.38355640535372848 0.38817521367521368 -50 Adj. Earnings Per Share (1) $1.1091329479768788 $0.89901054205607533 0.23372629807014778 Adj. Free Cash Flow $74 $62 0.2 Net Debt $500.4 $741.3 $-,240.89999999999998

Adjusted EBITDA Bridge – Third Quarter 2018 vs. PY $3 $12 ($6) ($6) $1 $4 Adjusted EBITDA up 10% $0 (1) Other includes discontinued operation costs recognized in the Americas and international cost allocation adjustments. (1) WAVE 2017 Allocation Impact ($4)$3

Adjusted Free Cash Flow Bridge – Third Quarter 2018 vs. PY $15 Cash flow up 20% $0 $17 $4 $0 $7 (1) (1) Includes working capital and other current assets and liabilities

Mineral fiber sales grew $15 million as average unit value (AUV) was boosted by strong price and mix improvements Gross margins expanded EBITDA up 7% as strong AUV gains more than offset inflationary headwinds Mineral Fiber Third Quarter Results Strong AUV gains partially offset by input cost inflation Key Highlights 2017 Q3 Adjusted EBITDA $83 AUV 12 Strong price realization and continued mix performance Volume -1 Positive education sector offset by softness in Home Centers Manufacturing & Input Costs -4 Productivity gains offset by inflation SG&A -5 Increase driven by 2017 WAVE allocation true-up of $4M, and higher incentive plan expense WAVE 4 Achieved price over steel inflation. Partial offset of the 2017 allocation true up of $3M Other 0 2018 Q3 Adjusted EBITDA $88

Sales up $13 million driven by organic sales growth of 26% and acquisitions added 11% points Adjusted EBITDA up 47% as volume gains fall through Architectural Specialties Third Quarter Results Continued strong sales and profit performance Key Highlights 2017 Q3 Adjusted EBITDA $8 Sales 5 Strong organic growth Period Expense (1) Higher volume impacts period expense SG&A (1) Adding technical and sales support resources 2018 Q3 Adjusted EBITDA $12 EBITDA up 47%

Consolidated Company Key Metrics – YTD 2018 As reported EPS: $2.89 in 2018 and $2.16 in 2017 2018 2017 Variance Net Sales $736.4 $679.3 8.4057117621080479E-2 Adj. EBITDA $274.096 64 $250.8 9.2886762360446573E-2 % of Sales 0.37140379403794038 0.36795774647887325 30 Adj. Earnings Per Share (1) $2.87 $2.5099999999999998 0.14342629482071723 Adj. Free Cash Flow $173.89999999999998 $94.999999999999972 0.830526315789474

Adjusted EBITDA Bridge – YTD 2018 vs. PY $8 $20 ($13) ($6) $4 $7 Adjusted EBITDA up 9% $4 (1) (1) Other includes discontinued operation costs recognized in the Americas and international cost allocation adjustments. WAVE 2017 Allocation Impact ($4)$3

Adjusted Free Cash Flow Bridge – YTD 2018 vs. PY ($21) Working capital includes the receipt of $26 million from insurance settlements reached in the second half of 2017 $74 $23 $0 $1 $2 (1) (1) Includes working capital and other current assets and liabilities

2018 Guidance $3.60 – $3.82 19% – 27% YoY Growth $3.02 Adjusted EBITDA Adjusted EPS(1) Adjusted Free Cash Flow(2) Revenue $894 $319(3) $935– $955 5% – 7% YoY Growth $345 – $360 >10% YoY Growth $175 – $190 20% – 30% YoY Growth $147 As reported expected earnings per share in 2018 of $4.00 - $4.10. Cash flow from operations includes international discontinued operations and dividends from the WAVE JV. Change due to pension accounting from $317. 0% - 2% Mineral Fiber volume >20% Architectural Specialties volume ex M&A M&A sales add 1% growth >5% Average Unit Value (AUV) increase 4% – 5% earnings contribution from AUV Architectural Specialties volume contribution M&A EBITDA contribution minimal SG&A <16% of sales $180 million cash flow from operations $65 million of total capital expenditures Cash tax rate 15% – 20% Additional WAVE dividend of $25 million 2017 Results Previous 2018 Guidance $35 million of interest expense 25% tax rate for both 2017 and 2018 52 million average diluted shares outstanding $3.65 – $3.79 21% – 26% YoY Growth $965– $975 8% – 9% YoY Growth $348 – $358 >10% YoY Growth $210 – $220 43% – 50% YoY Growth Updated 2018 Guidance

Appendix

Adjusted EBITDA Reconciliation CONSOLIDATED For the Three Months Ended September 30, For the Nine Months Ended September 30, qtr YTD 2018 2017 V 2018 2017 V Earnings from continuing operations, Reported 64.200000000000017 37.300000000000026 26.899999999999991 153 116.49999999999996 36.500000000000043 rounding Add: Tax expense 16.399999999999999 15.5 0.89999999999999858 42.3 62.2 -19.900000000000006 Earnings before tax, Reported 80.600000000000009 52.800000000000026 27.799999999999983 195.29999999999998 178.69999999999996 16.600000000000023 rounding Less: Interest/other expense 0.70000000000000107 21.1 -20.399999999999999 1.5999999999999979 21.700000000000003 -20.100000000000005 Operating Income, Reported 81.3 73.899999999999991 7.4000000000000057 196.89999999999998 200.39999999999998 -3.5 Add: U.S. pension expense 1 2 -1 4 6 -2 Add: Litigation expense 3 0 3 3 0 3 Add: Cost Reduction Initiatives 2 0 2 7 0 7 Add: Net Proforma International Allocations, Other 1 1 0 5 5 0 (Less): Net Environmental (Recoveries) -5 -5 0 -3 -7 4 Add: Depreciation and Amortization 17 19 -2 61 46 15 Adjusted EBITDA 100 91 9 273.89999999999998 251 22.899999999999977 rounding

Adjusted Diluted Earnings Per Share Reconciliation Based on ~52 million diluted shares outstanding for the three months ended September 30, 2018, ~53 million diluted shares outstanding for the nine months ended September 30, 2018, and ~54 million diluted shares outstanding for the three and nine months ended September 30, 2017. CONSOLIDATED For the Three Months Ended September 30, For the Nine Months Ended September 30, 2018 Per DilutedShare(1) 2017 Per DilutedShare(1) V 2018 Per DilutedShare(1) 2017 Per DilutedShare(1) V Qtr YTD Earnings from continuing operations, As Reported 64.200000000000017 $1.23 37.300000000000026 $0.69 26.899999999999991 153 $2.89 116.49999999999996 $2.16 36.500000000000043 rounding Add: Income tax expense, as reported 16.399999999999999 15.5 0.89999999999999858 42.3 62.2 -19.900000000000006 Earnings from continuing operations before income taxes, As Reported 80.600000000000023 52.800000000000026 27.799999999999997 195.3 178.69999999999996 16.600000000000051 rounding rounding (Less) Add: U.S. Pension (Credit) Cost -6.9 15 -21.9 -20.3 3.6 -23.900000000000002 Add: Litigation Expense 2.7 0 2.7 2.7 0 2.7 Add: Cost Reduction Initiatives 4.4690000000000003 0 4.4690000000000003 21.496158000000001 0 21.496158000000001 Add: Net Proforma International Allocations, Other 0.90600000000000003 1.2 0 4.8397740000000002 3.6 1.2397740000000002 (Less): Net Environmental (Recoveries) -5.3620000000000001 -5.2 0 -2.9267560000000001 -6.7679 3.8411439999999999 Adjusted earnings from continuing operations before income taxes 76.564000000000007 64.097064000000032 12.466935999999976 201.45917599999999 180.02309999999994 21.436076000000043 (Less): Adjusted tax (expense) @ 25% for 2018 and 2017 -19 -16 -3 -50 -45 -5 Adjusted net income 57.564000000000007 $1.1091329479768788 48.097064000000032 $0.89901054205607533 9.4669359999999756 151.45917599999999 $2.87 135.02309999999994 $2.5099999999999998 16.436076000000043

Adjusted Free Cash Flow Reconciliation Adjusted free cash flow is defined as cash from operations and dividends received from the WAVE joint venture, less expenditures for property and equipment, and is adjusted to remove the impact of cash used or proceeds received for acquisitions and divestitures. The Company believes adjusted free cash flow is useful because it provides insight into the amount of cash that the Company has available for discretionary uses, after expenditures for capital commitments and adjustments for acquisitions and divestitures. Free cash flow includes discontinued international operations. Q3 2018 Q3 2017 YTD 2018 YTD 2017 As Reported Net cash provided by operating activities $70 $63 $159 $105 As Reported Net cash provided by (used for) investing activities $287 $0 $286 $-41 Subtotal $357 $63 $445 $64 Add: Acquisitions $12 - $24 $31.4 Less: Net proceeds from Knauf sale $-,330 - $-,330 - Add: Knauf sale proceeds remitted to WAVE $70 - $70 - (Less): AWI portion of Knauf proceeds remitted from WAVE $-35 - $-35 - (Less): Other - $-1 - - Adjusted Free Cash Flow (1) $74 $62 $174 $95

Segment Reported Operating Income (Loss) to Adjusted EBITDA Q3 2018 vs. PY YTD 2018 vs. PY MINERAL FIBER ARCHITECTURAL SPECIALTIES UNALLOCATED CORPORATE rounding factor 2016 V 2018 2017 V 2018 2017 V 2018 2017 V Operating Income (Loss) – As Reported 71.8 73.099999999999994 -1.2999999999999972 11.3 7.7 3.6000000000000005 -1.8 -6.9 5.1000000000000005 Add: U.S. pension expense 0 0 0 0 0 0 1.4346810000000001 2.1248849999999999 -0.69020399999999982 Add: Litigation expense 2.7 0 2.7 0 0 0 0 0 0 Add: Cost Reduction Initiatives 2.4910000000000001 0 2.4910000000000001 0 0 0 0 0 0 Add: Net Proforma International Allocations, Other 0 0.73777300000000001 -0.73777300000000001 0 0 0 0.63304799999999994 0.76762200000000003 - check cell n12, was not working properly (Less): Net Environmental (Recoveries) -5.8129999999999997 -5.2 -0.61299999999999955 0 0 0 0 0 0 Add: Depreciation and Amortization 16.700000000000003 13.938999999999993 2.7610000000000099 0.87399999999999878 0 0.87399999999999878 0 4.0074930000000002 -4.0074930000000002 EBITDA – Adjusted 88.2 82.5 5.7000000000000028 12.173999999999999 8.1950000000000003 3.9789999999999992 0 0 0 MINERAL FIBER ARCHITECTURAL SPECIALTIES UNALLOCATED CORPORATE rounding factor 2016 V 2018 2017 V 2018 2017 V 2018 2017 V Operating Income (Loss) – As Reported 175 192.7 -17.699999999999989 28.2 20.6 7 -6.3 -12.9 6.6000000000000005 Add: U.S. pension expense 0 0 0 0 0 0 4.3040430000000001 6.2949999999999999 -1.9909569999999999 Add: Litigation expense 2.7 0 2.7 0 0 0 0 0 0 Add: Cost Reduction Initiatives 7.4762940000000002 0 7.4762940000000002 0 0 0 0 0 0 Add: Net Proforma International Allocations, Other 2.8439999999999999 2.2130000000000001 0.63099999999999978 0 0 0 2.0649999999999999 2.302 - check cell n12, was not working properly (Less): Net Environmental (Recoveries) -3.3769999999999998 -6.7679 3.3909000000000002 0 0 0 0 0 0 Add: Depreciation and Amortization 59.556705999999991 40.636900000000026 18.919805999999966 1.5999999999999979 1.3619999999999983 1 0 4.3029999999999999 -4.3029999999999999 Operating Income (Loss) – Adjusted 244.2 228.78200000000001 15.417999999999978 30.06 21.962 8.097999999999999 0 0 0

Net Sales & EBITDA – Guidance Reconciliation Net Sales Adjusted EBITDA For the Year Ending December 31, 2018 Low to High Reported Net Sales $935 to $955 For the Year Ending December 31, 2018 Low to High Net income $208 to $213 Add: Interest expense 35 35 Add: Income tax expense 65 70 (Less): U.S. pension (credit) -20 -20 Add: D&A 60 60 Adjusted EBITDA $348 to $358

Adjusted EPS & Free Cash Flow – Guidance Reconciliation Adjusted Diluted Earnings Per Share Adjusted Free Cash Flow Adjusted EPS guidance for 2018 is calculated based on an adjusted effective tax rate of 25% and based on ~52 million of diluted shares outstanding. Excludes $35 million WAVE dividend received in third quarter of 2018 related to cash proceeds from anticipated sale of EMEA and Pacific Rim businesses. (2) For the Year Ending December 31, 2018 Low to High Net cash provided by operating activities $180 to $190 Add: Return of investment from joint venture 95 95 Adjusted net cash provided by operating activities $275 to $285 Less: Capital Expenditures -65 -65 Adjusted Free Cash Flow $210 to $220 For the Year Ending December 31, 2018 Low Per DilutedShare(1) to High Per DilutedShare(1) Net Income $208 $4 to $213 $4.0999999999999996 Add: Interest Expense 35 35 Add: Income Tax Expense 65 70 (Less): U.S. Pension (Credit) -20 -20 Less: Interest expense -35 -35 Adjusted Earnings before Income Taxes $253 to $263 Less: Income Tax Expense -63 -66.25 Adjusted Net Income $190 $3.65 to $197 $3.79